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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): June 16, 1997


                            STANDARD PACIFIC CORP.
            (Exact Name of Registrant as Specified in its Charter)


          Delaware                      1-9353                   33-0475989
(State or Other Jurisdiction     (Commission File Number)      (IRS Employer
      of Incorporation)                                      Identification No.)

        1565 West MacArthur Boulevard                           92626
           Costa Mesa, California                             (Zip Code)
   (Address of Principal Executive Offices)


      Registrant's telephone number, including area code: (714) 668-4300

                                Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.      OTHER EVENTS.

       In 1992, Standard Pacific Corp. (the "Company") filed, pursuant to Rule 415 under the Securities Act of 1933 (the "Act"), a registration statement on Form S-3 (File No. 33-45271), which was declared effective (as amended by Post-Effective Amendment Nos. 1 and 2) on March 24, 1992. On June 13, 1997, the Company filed a Prospectus Supplement, dated June 12, 1997, and accompanying Prospectus, dated June 12, 1997, relating to the offering of $100,000,000 principal amount of the Company's 8-1/2% Senior Notes due 2007 (the "Notes"). In this connection, the Company is filing certain exhibits as part of this Form 8-
K. See "Item 7. Financial Statements and Exhibits."

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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

(c)   Exhibits.

      The following exhibits are filed with this report on Form 8-K:

      Exhibits No.       Description
      ------------       -----------

      1.1 Underwriting Agreement among the Company and the underwriters listed on the first page thereof, dated June 12, 1997, with respect to the issuance and sale of the Notes.

      4.1 Form of Officers' Certificate of the Company regarding the Notes, including the Form of Note.

      5.1 Opinion Letter of Gibson, Dunn & Crutcher LLP regarding the validity of the Notes.

      23.1        Consent of Gibson Dunn & Crutcher (included as part of Exhibit
                  5.1).

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            STANDARD PACIFIC CORP.


Date: June 16, 1997     By: /s/ ANDREW H. PARNES
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                                Andrew H. Parnes
                                Vice President of Finance and Treasurer
                                Principal Financial and Accounting Officer

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